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EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement Nos. 333-100349, 333-61614 and 333-44870 of Community Health Systems, Inc. on Form S-8 of our report dated June 13, 2003, appearing in this Annual Report on Form 11-K of Community Health Systems, Inc. 401(k) Plan for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP
Nashville, Tennessee June 27, 2003

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INDEPENDENT AUDITORS' CONSENT